                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
           the Securities Exchange Act of 1934 (Amendment No.      )

      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      / /        Definitive Proxy Statement
      /X/        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-12

                             FIRSTENERGY CORP.
----------------------------------------------------------------------------
              (Name of Registrant as Specified In Its Charter)
----------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
/X/        No fee required
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11
           (1)  Title of each class of securities to which transaction applies:
                ------------------------------------------------------------
           (2)  Aggregate number of securities to which transaction applies:
                ------------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ------------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ------------------------------------------------------------
           (5)  Total fee paid:
                ------------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

           Check box if any part of the fee is offset as provided by
/ / Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ------------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ------------------------------------------------------------
           (3)  Filing Party:
                ------------------------------------------------------------
           (4)  Date Filed:
                ------------------------------------------------------------

                              PROXY CARD

[FIRST ENERGY LOGO]

Thank you for investing in FirstEnergy. Please take a moment now to vote your shares of common stock for the Adoption of the Agreement and Plan of Merger between FirstEnergy Corp. and GPU, Inc.

                             YOUR VOTE IS IMPORTANT!
                     YOU CAN VOTE TODAY IN ONE OF THREE WAYS:

1. VOTE BY TELEPHONE - You will be asked to enter the Control Number below. Then, if you wish to vote as recommended by the Board of Directors, simply press 1. If you do not wish to vote as the Board recommends, you need only respond to a few simple prompts.

                                                --------------------------------
                                                     YOUR CONTROL NUMBER IS:
           1-888-457-2961

      CALL ON A TOUCH-TONE TELEPHONE ANYTIME.
      THERE IS NO CHARGE FOR THIS CALL.
                                                FOR TELEPHONE OR INTERNET VOTING
                                                --------------------------------

      Your telephone or Internet vote authorizes the named Proxies to vote your shares in the same manner as if you had marked, signed and returned your proxy card.

                                      OR

2. VOTE BY INTERNET - Access http://www.proxyvoting.com/fe and respond to a few simple prompts after entering the Control Number above.

                                      OR

3. VOTE BY MAIL - If you do not have access to a touch-tone telephone or to the Internet, complete and return the proxy card below in the envelope provided.


                                  TEAR HERE

Vote by marking an (X) in the appropriate box. When properly executed, your proxy card will be voted in the manner you direct and, if you do not specify your choices, your proxy card will be voted FOR Item 1.

                          -----------------------------------------------------
                          YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 1.
                          -----------------------------------------------------
                          ITEM 1 - To adopt the Agreement and Plan of Merger and the amendment to the Articles of Incorporation described in the proxy statement.

                                 FOR / /       AGAINST / /     ABSTAIN / /
                          -----------------------------------------------------
                          / / Check this box if you expect to attend the
                              meeting in person.


                          ----------------------------------------- -----------
                                        Signature(s)                    Date

                          Sign above as name(s) appear on this proxy card. If signing for a corporation or partnership or as an agent, attorney or fiduciary, indicate the capacity in which you are signing.

                                PROXY


[FIRSTENERGY LOGO]
                          This Proxy Card is Solicited by the Board of
                          Directors for the Special Meeting of Shareholders to be held at the Hilton Akron/Fairlawn, 3180 West Market Street, Akron, Ohio, on Tuesday, November 21, 2000, at 9 a.m., Eastern Time.

The undersigned appoints Nancy C. Ashcom and Edward J. Udovich as Proxies with the power to appoint their substitute; authorizes them to represent and to vote, as directed on the reverse side, all the shares of common stock of FirstEnergy Corp. which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders to be held on November 21, 2000, or at any adjournment; and authorizes them to vote, at their discretion, on any matters incident to the conduct of the meeting.

You are urged to specify your choices by marking the appropriate box on the REVERSE SIDE, but you do not need to mark any box if you wish to vote as the Board of Directors recommends.

                       SIGN THIS CARD ON THE REVERSE SIDE
PLEASE SIGN AND MAIL PROMPTLY IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET

HILTON AKRON/FAIRLAWN
3180 WEST MARKET STREET
AKRON, OHIO


[Graphic of Map]                          [Graphic of Map]


                              Hilton Akron/Fairlawn
                       3180 West Market Street Akron, Ohio
                                  330-867-5000

 DRIVING SOUTH ON I-77:    Take Ghent Road exit for Fairlawn. Turning right off
                           exit ramp (south), follow Ghent Road until it ends as West Market Street. Turn right and immediately left into the Hilton lot.

 DRIVING NORTH ON I-77:    Take Miller/Ridgewood Road exit. Exit ramp turns into
                           Miller road. Follow Miller Road to West Market
                           Street. Turn left. Hilton is on left side across from Summit Mall.

  DRIVING EAST ON I-76:    I-76 and I-77 come together in downtown Akron. Follow
                           I-77 North out of downtown Akron and follow the I-77
                           North directions above.

         DRIVING NORTH     Take Route 18 - Medina exit. Drive east for about 10
      OR SOUTH ON I-71:    miles on Route 18 and the Hilton is on right side
                           across from Summit Mall.

    FROM OHIO TURNPIKE:    Take exit 11 off the Ohio Turnpike. Follow signs for
                           I-77 South and follow the I-77 South directions above.

              YOU MAY VOTE BY TELEPHONE TOLL-FREE
    OR BY COMPLETING AND MAILING THIS VOTING DIRECTION FORM

Voting by touch-tone phone is easy, and you can vote 24 hours a day and 7 days a week. Have this from available when you call the toll-free number. Then, just enter your control number and follow the simple prompts.

 If you prefer to vote by mail, complete, sign and date this form, and return it in its entirety to the Trustee in the postage-paid envelope provided.
       DO NOT RETURN THIS FORM IF YOU VOTE BY TELEPHONE.

--------------------------------------------             Call Toll-Free
                                                       on a Touch-Tone Phone:
                                                          1-888-216-1289
                                             Enter the following Control Number:


                                                  ------------------------------

                                                  ------------------------------

  IMPORTANT: YOUR VOTING DIRECTIONS, BY TELEPHONE OR BY MAIL, MUST BE RECEIVED
       NO LATER THAN NOON, EASTERN STANDARD TIME, ON FRIDAY, NOVEMBER 17.

                         FIRST ENERGY CORP. SAVINGS PLAN
                              VOTING DIRECTION FORM

        FirstEnergy Special Meeting of Shareholders - November 21, 2000

 TO: STATE STREET BANK AND TRUST COMPANY, TRUSTEE OF THE FIRSTENERGY CORP.
     SAVINGS PLAN

     As a participant in the FirstEnergy Savings Plan, I direct State Street Bank and Trust Company, Trustee, to vote, as directed below, shares of FirstEnergy common stock which are allocated to my account, and also my proportionate number of shares which have not been allocated to participants or for which no direction forms are received, at the Special Meeting of Shareholders on November 21, 2000, or at any adjournment, and in its discretion it is authorized to vote upon any other matters incident to the conduct of the meeting.

Indicate your direction by marking an (x) in the appropriate boxes below. If no directions are indicated, the shares represented by this designed direction form will be voted as your Board of Directors recommends, which is FOR Item 1.

ALLOCATED SHARES:                                    UNALLOCATED SHARES  (Proportion to be determined.)
-----------------                                    --------------------------------------------------

YOUR BOARD RECOMMENDS A VOTE FOR ITEM 1.                  YOUR BOARD RECOMMENDS A VOTE FOR ITEM 1.
----------------------------------------                  ----------------------------------------

Item 1.  To adopt the Agreement and Plan of          Item 1. To adopt the Agreement and Plan of Merger
         Merger and the amendment to the  Articles           and the amendment to the Articles of
         of Incorporation described in the proxy             Incorporation described in the proxy
         statement.                                          Statement


         |_| FOR     |_| AGAINST      |_| ABSTAIN            |_| FOR     |_| AGAINST      |_| ABSTAIN




                                                            Date
------------------------------------------------                  -----------------------, 2000
SIGNATURE, Sign as name appears above.

 To assure your representation at the meeting, please sign and mail promptly in the enclosed, postage-paid envelope to State Street Bank and Trust Company,
                  Box 1997 G.P.O., New York, N.Y. 10117-0024.

                DO NOT RETURN THIS FORM IF YOU VOTE BY TELEPHONE.

First Energy (LOGO)                                         76 South Main Street
                                                               Akron, Ohio 44308
--------------------------------------------------------------------------------
H. Peter Burg
Chair and Chief Executive Officer
                                                       October 19, 2000



Dear Savings Plan Participant:

         The proposed merger with FPU, Inc., requires approval by holders of a majority of FirstEnergy's outstanding common stock.

         OUR BOARD OF DIRECTORS UNANIMOUSLY APPROVED THE MERGER AND JOINS YOUR MANAGEMENT TEAM IN RECOMMENDING THAT YOU VOTE FOR THE MERGER. We are convinced the merger will enhance the value of your 401 (k) Savings Plan investment - a portion of which includes FirstEnergy common stock - by offering benefits, including being immediately accretive to cash flow and earnings, improving operating efficiencies, providing new sources of revenue, and offering more career opportunities for employees.

         Please look over the enclosed proxy material, which provides additional information about the merger. After your review, take a moment to vote your Plan shares. We encourage you to vote by calling our automated voting system at this toll-free number - 1-888-216-1289; or, you can sign and date the enclosed VOTING DIRECTION FORM and return it in the postage-paid envelope.

         Your participation and support of the merger are essential as we work together to improve our opportunities for success in what has become a rapidly changing and increasingly competitive energy market.

         If you have any questions, don't hesitate to call Investor Services at 1-800-736-3402. Thanks for your continuing support.

                                                   Sincerely,



                                                  /s/ H. Peter Burg

                 FIRSTENERGY CORP. 401(K) RETIREMENT SAVING PLAN
                         FOR IBEW REPRESENTED EMPLOYEES
                    AT THE BEAVER VALLEY NUCLEAR POWER PLANT
                              VOTING DIRECTION FORM
        FIRSTENERGY SPECIAL MEETING OF SHAREHOLDERS - NOVEMBER 21, 2000

-------------------------------------------------







--------------------------------------------------

        Complete, sign and date this form, and return it in its entirety to the Trustee in the postage-paid envelope provided.

                TO: STATE STREET BANK AND TRUST COMPANY, TRUSTEE

         As a participant in the FirstEnergy Corp. 401(k) Retirement Savings Plan for IBEW Represented Employees at the Beaver Valley Nuclear Power Plant, I direct State Street Bank and Trust Company, Trustee, to vote, as directed below, shares of FirstEnergy common stock which are allocated to my account, and also my proportionate number of shares which have not been allocated to participants or for which no direction forms are received, at the Special Meeting of Shareholders on November 21, 2000, or at any adjournment, and in its discretion it is authorized to vote upon any other matters incident to the conduct of the meeting.

Indicate your direction by marking an (x) in the appropriate boxes below. If no directions are indicated, the shares represented by this aligned direction form will be voted as your Board of Directors recommends, which is FOR Item 1.

ALLOCATED SHARES:                                    UNALLOCATED SHARES  (Proportion to be determined.)
-----------------                                    --------------------------------------------------
YOUR BOARD RECOMMENDS A VOTE FOR ITEM 1.                  YOUR BOARD RECOMMENDS A VOTE FOR ITEM 1.
----------------------------------------                  ----------------------------------------

Item 1.  To adopt the Agreement and Plan of          Item 1. To adopt the Agreement and Plan of Merger
         Merger and the amendment to the  Articles           and the amendment to the Articles of
         of Incorporation described in the proxy             Incorporation described in the proxy
         statement.                                          Statement


         |_| FOR     |_| AGAINST      |_| ABSTAIN            |_| FOR     |_| AGAINST      |_| ABSTAIN





------------------------------------------------            Date -----------------------, 2000
SIGNATURE, Sign as name appears above.


 To assure your representation at the meeting, please sign and mail promptly in the enclosed, postage-paid envelope to State Street Bank and Trust Company,
                  Box 1997 G.P.O., New York, N.Y. 10117-0024.

                 FIRSTENERGY CORP. 401(K) RETIREMENT SAVING PLAN
                         FOR IBEW REPRESENTED EMPLOYEES
                    AT THE BEAVER VALLEY NUCLEAR POWER PLANT
                              VOTING DIRECTION FORM

        FIRSTENERGY SPECIAL MEETING OF SHAREHOLDERS - NOVEMBER 21, 2000

-------------------------------------------------







--------------------------------------------------

        Complete, sign and date this form, and return it in its entirety to the Trustee in the postage-paid envelope provided.

                TO: THE NORTHERN TRUST COMPANY

         As a participant in the FirstEnergy Corp. 401(k) Retirement Savings Plan for IBEW Represented Employees at the Beaver Valley Nuclear Power Plant, I direct THE NORTHERN TRUST COMPANY, Trustee, to vote, as directed below, shares of FirstEnergy common stock which are allocated to my account, and also my proportionate number of shares for which no direction forms are received, at the Special Meeting of Shareholders on November 21, 2000, or at any adjournment, and in its discretion it is authorized to vote upon any other matters incident to the conduct of the meeting.

Indicate you direction by marking an (x) in the appropriate boxes below. If no directions are indicated, the shares represented by this signed direction form will be voted as your Board of Directors recommends, which is FOR Item 1.

             ALLOCATED SHARES:

            -------------------------------------------------------
                        YOU BOARD RECOMENDS A VOTE FOR ITEM 1.
            -------------------------------------------------------

           Item 1. To adopt the Agreement and Plan of Merger and the amendment to the Articles of Incorporation described in the proxy statement.

                     |_| FOR      |_| AGAINST      |_| ABSTAIN


-----------------------------------------     Date -----------------------, 2000
SIGNATURE, Sign as name appears above.


 To assure your representation at the meeting, please sign and mail promptly in the enclosed, postage-paid envelope to THE NORTHERN TRUST COMPANY,
                  Box 1997 G.P.O., New York, N.Y. 10117-0024.

FirstEnergy(TM)                                           76 South Main Street
                                                             Akron, Ohio 44308

--------------------------------------------------------------------------------
H. Peter Burg
Chair and Chief Executive Officer
                                                          October 19, 2000



Dear Savings Plan Participant:

         The proposed merger with GPU, Inc., requires approval by holders of a majority of FirstEnergy's outstanding common stock.

         OUR BOARD OF DIRECTORS UNANIMOUSLY APPROVED THE MERGER AND JOINS YOUR MANAGEMENT TEAM IN RECOMMENDING THAT YOU VOTE FOR THE MERGER. We are convinced the merger will enhance the value of your 401 (k) Savings Plan investment - a portion of which includes FirstEnergy common stock - by offering benefits, including being immediately accretive to cash flow and earnings, improving operating efficiencies, providing new sources of revenue, and offering more career opportunities for employees.

         Please look over the enclosed proxy material, which provides additional information about the merger. After your review, take a moment to vote your Plan shares by signing and dating the enclosed VOTING DIRECTION FORM and returning it in the postage-paid envelope.

         Your participation and support of the merger are essential as we work together to improve our opportunities for success in what has become a rapidly changing and increasingly competitive energy market.

         If you have any questions, don't hesitate to call Investor Services at 1-800-736-3402. Thanks for your continuing support.

                                                 Sincerely,



                                                 /s/ H. Peter Burg